UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2022 (March 11, 2022)

HEALTHCARE TRUST OF AMERICA, INC.
HEALTHCARE TRUST OF AMERICA HOLDINGS, LP
(Exact name of registrant as specified in its charter)

Maryland(Healthcare Trust of America, Inc.)	001-35568	20-4738467

Delaware(Healthcare Trust of America Holdings, LP)	333-190916	20-4738347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

16435 N. Scottsdale Road, Suite 320 Scottsdale, Arizona 85254	(480) 998-3478
(Address of Principal Executive Office and Zip Code)	(Registrant’s telephone number, including area code)
www.htareit.com
(Internet address)
N/A
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HTA	New York Stock Exchange
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter):

Healthcare Trust of America, Inc.	☐ Emerging growth company

Healthcare Trust of America Holdings, LP	☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Healthcare Trust of America, Inc.	☐

Healthcare Trust of America Holdings, LP	☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) Employment Agreement Amendments
On March 13, 2022, Healthcare Trust of America, Inc., a Maryland corporation (the “Company”), entered into the First Amendment to the Amended and Restated Employment Agreement with Robert A. Milligan, the Company’s Chief Financial Officer (the “Milligan Amendment”), amending the Employment Agreement between the Company and Mr. Milligan dated as of July 8, 2016. The Milligan Amendment becomes effective if the Company closes the proposed merger previously disclosed on Current Report on Form
8-K
as filed with the Securities and Exchange Commission on March 1, 2022 (the “Merger”). The Milligan Amendment (i) increases the cash severance payable in a lump sum to two (2) times the sum of Mr. Milligan’s base salary and target bonus, (ii) extends the maximum period that the Company will pay the COBRA premium as part of his severance benefits from twelve months to eighteen months; and (iii) requires the payment of sixty percent (60%) of the sum of Mr. Milligan’s base salary and the bonus paid for the last fiscal year as compensation for a one-year
non-competition
covenant that begins on the closing of the Merger. The Milligan Amendment also provides that Mr. Milligan shall have good reason immediately following the merger to terminate employment and be eligible for severance due to not being the chief financial officer of the ultimate parent company that results from completing the Merger.
On March 11, 2022, the Company entered into the First Amendment to the Amended and Restated Employment Agreement with Amanda L. Houghton, the Company’s Executive Vice President — Asset Management (the “Houghton Amendment”), amending the Employment Agreement between the Company and Ms. Houghton dated as of July 8, 2016. The Houghton Amendment extends the term of Ms. Houghton’s employment agreement through March 13, 2023. In the event that the Merger closes, the Houghton Amendment provides for the Company to pay (i) a $2,250,000 bonus within 15 days following the closing of the Merger in satisfaction of any separation benefits that Ms. Houghton would otherwise be eligible to receive, and (ii) $540,000 for a noncompete if either the Company terminates Ms. Houghton’s employment without cause or Ms. Houghton resigns for good reason after the Merger and during the remainder of the term. These payments are subject to signing a release in favor of the Company, and Ms. Houghton has generally obligated herself to continue her employment for ninety (90) days after Merger.
The foregoing descriptions of the Milligan Amendment and Houghton Amendment are not complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated into this Item 5.02(e) by reference.
Forward Looking Statements
Certain statements contained in this Current
Report on Form 8-K constitute forward-looking
statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially and in adverse ways from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of the Company’s performance in future periods. Forward-looking statements are generally identifiable by the use of such terms as “expect,” “project,” “may,” “should,” “could,” “would,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “opinion,” “predict,” “potential,” “pro forma” or the negative of such terms and other comparable terminology. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current
Report on Form 8-K. The
Company cannot guarantee the accuracy of any such forward-looking statements contained in this Current Report on Form 8-K, and the
Company does not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Forward-looking statements regarding the Company and HR include, but are not limited to, statements related to the proposed merger transactions under the Merger Agreement described in this Form
8-K
(the “Proposed Transaction”), including the anticipated timing, benefits and financial and operational impact thereof; HR’s expected financing for the transaction; other statements of management’s belief, intentions or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: the Company’s and HR’s ability to complete the Proposed Transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the Proposed Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of the Company and HR management from ongoing business operations; failure to realize the expected benefits of the Proposed Transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the Proposed Transaction, including resulting expense or delay; the risk that the Company’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the Proposed Transaction; risks related to future opportunities and plans for the Company, including the uncertainty of expected future financial performance and results of the Company following completion of the Proposed Transaction; effects relating to the announcement of the Proposed Transaction or any further announcements or the consummation of the Proposed Transaction on the market price of the Company’s or HR’s common stock; the possibility that, if the Company does not achieve the perceived benefits of the Proposed Transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the Company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; impairment charges; pandemics or other health crises, such as COVID-19; and
other risks and uncertainties affecting the Company and HR, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on
Form 10-K for
the year ended December 31, 2021 and other filings and reports by the Company. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law.
Important Additional Information and Where to Find It
This communication relates to the Proposed Transaction pursuant to the terms of the Merger Agreement. In connection with the Proposed Transaction, the Company expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of the Company and HR and that will also constitute a prospectus of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON
FORM S-4 AND
THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, THE COMPANY, THE COMPANY OP, AND MERGER SUB AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from the Company at its website,
www.htareit.com
 or from HR at its website, www.healthcarerealty.com. Documents filed with the SEC by the Company will be available free of charge by accessing the Company’s website at www.htareit.com under the heading Investor Relations or, alternatively, by directing a request to the Company at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone:
(480) 998-3478 and
documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty.com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone:
(615) 269-8175.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	First Amendment to the Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Robert A. Milligan.

99.2	First Amendment to the Amended and Restated Employment Agreement between Healthcare Trust of America, Inc. and Amanda L. Houghton.

104	Cover Page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

Date: March 15, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer

Healthcare Trust of America Holdings, LP

	By:	Healthcare Trust of America, Inc.,

its General Partner

Date: March 15, 2022	By:	/s/ Peter N. Foss
Name: Peter N. Foss
Title: Interim President and Chief Executive Officer